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                                  May 28, 1999


Board of Directors
XOOM.com., Inc.
300 Montgomery Street, Suite 300
San Francisco, CA 94104

Members of the Board:

We understand that Paralogic Software Corp. (the "Company"), XOOM.com, Inc. ("Acquiror") and XMCM Sub, Inc. (a wholly owned subsidiary of Acquiror, "Merger Sub") are proposing to enter into an Agreement and Plan of Merger (the "Agreement") which will provide, among other things, for the merger (the "Merger") of Merger Sub with and into the Company. Upon consummation of the Merger, the Company will become a wholly owned subsidiary of Acquiror. Under the terms set forth in a draft of the Agreement dated May 24, 1999 (the "Draft Agreement"), at the effective time of the Merger, the outstanding shares of common stock of the Company, no par value per share ("Company Common Stock"), other than certain shares to be canceled pursuant to the Agreement and shares held by shareholders who properly exercise dissenters' rights ("Dissenting Shares"), will be converted into the right to receive a number of shares of the common stock of Acquiror, par value $.0001 per share, of Acquiror ("Acquiror Common Stock"), equal to the "Exchange Ratio". As more specifically set forth in the Draft Agreement, (A) the "Exchange Ratio" is equal to that number of shares of Acquiror Common Stock for each share of Company Common Stock equal to the quotient of the Merger Consideration (as defined below) divided by the aggregate number of shares of Company Common Stock outstanding or underlying outstanding Company options immediately prior to the Effective Time; (B) the "Merger Consideration" shall equal (x) 742,858 plus (y) the quotient of (I) the amount by which the option proceeds attributable to options granted by the Company on or after May 3, 1999 but prior to closing date of the Merger exceeds the amount of certain license fees payable by the Company to Acquiror divided by (II) $70; and (C) the Merger Consideration shall be subject to a downward post-closing balance sheet adjustment The terms and conditions of the Merger are set out more fully in the Agreement.

You have asked us whether, in our opinion, the Exchange Ratio is fair from a financial point of view and as of the date hereof to Acquiror.

For purposes of this opinion we have, among other things:

         (i) reviewed certain publicly available financial statements of Acquiror and other business and financial information of Acquiror;

         (ii) reviewed certain internal financial statements and other financial and operating data concerning the Company and Acquiror, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, prepared by the managements of the Company and Acquiror, respectively;

         (iii) reviewed certain financial forecasts and other forward looking financial information prepared by the management of the Company;

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Board of Directors
XOOM.com, Inc.
May 28, 1999
Page 2


         (iv) held discussions with the respective managements of the Company and Acquiror concerning the businesses, past and current operations, financial condition and future prospects of both the Company and Acquiror, independently and combined, including discussions with the managements of the Company and Acquiror concerning their views regarding the strategic rationale for the Merger;

         (v) reviewed the financial terms and conditions set forth in the Draft Agreement;

         (vi)     reviewed the stock price and trading history of Acquiror;

         (vii) compared the financial performance of the Company and Acquiror and the price and trading activity of Acquiror Common Stock with that of certain other publicly traded companies comparable with the Company and Acquiror, respectively;

         (viii) compared the financial terms of the Merger with the financial terms, to the extent publicly available, of other transactions that we deemed relevant;

         (ix) reviewed the pro forma impact of the Merger on Acquiror's earnings per share;

         (x) reviewed and considered in the analysis, information prepared by members of management of the Company and Acquiror relating to the relative contributions of the Company and Acquiror to the combined company; and

         (xi) made such other studies and inquiries, and reviewed such other data, as we deemed relevant.

In our review and analysis, and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us (including information furnished to us orally or otherwise discussed with us by management of the Company and Acquiror) or publicly available and have neither attempted to verify, nor assumed responsibility for verifying, any of such information. We have relied upon the assurances of management of the Company and Acquiror that they are not aware of any facts that would make such information inaccurate or misleading. Furthermore, we did not obtain or make, or assume any responsibility for obtaining or making, any independent evaluation or appraisal of the properties, assets or liabilities (contingent or otherwise) of the Company or Acquiror, nor were we furnished with any such evaluation or appraisal. With respect to the financial forecasts and projections (and the assumptions and bases therefor) for the Company that we have reviewed, upon the advice of the Company's management, we have assumed that such forecasts and projections have been reasonably prepared in good faith on the basis of reasonable assumptions and reflect the best currently available estimates and judgments as to the future financial condition and performance of the Company, and we have further assumed that such projections and forecasts will be realized in the amounts and in the time periods currently estimated. In this regard, we note that the Company faces exposure to the Year 2000 problem. We have not undertaken any independent analysis to evaluate the reliability or accuracy of the assumptions made by the Company's management with respect to the potential effect that the Year 2000 problem might have on the Company's forecasts. We have assumed that the Merger will be consummated upon the terms set forth in the Draft Agreement without material alteration thereof, including, among other things, that the Merger will be accounted for as a "purchase method" business combination in accordance with U.S. generally accepted accounting principles ("GAAP") and that the Merger will be treated as a tax-free reorganization pursuant to the Internal Revenue Code of 1986, as amended. In addition, we have assumed that the historical financial statements of each of the Company and Acquiror reviewed by us have been prepared and fairly presented in accordance with U.S. GAAP consistently applied. We have relied as to all legal matters relevant to rendering our opinion on the advice of counsel.

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Board of Directors
XOOM.com, Inc.
May 28, 1999
Page 3


This opinion is necessarily based upon market, economic and other conditions as in effect on, and information made available to us as of, the date hereof. It should be understood that subsequent developments may affect the conclusion expressed in this opinion and that we disclaim any undertaking or obligation to advise any person of any change in any matter affecting this opinion which may come or be brought to our attention after the date of this opinion. Our opinion is limited to the fairness, from a financial point of view and as to the date hereof, to Acquiror of the Exchange Ratio. We do not express any opinion as to (i) the value of any employee agreement or other arrangement entered into in connection with the Merger, (ii) any tax or other consequences that might result from the Merger or (iii) what the value of Acquiror Common Stock will be when issued to the Company's stockholders pursuant to the Merger or the the price at which the shares of Acquiror Common Stock that are issued pursuant to the Merger may be traded in the future. Our opinion does not address the relative merits of the Merger and the other business strategies that Acquiror's Board of Directors has considered or may be considering, nor does it address the decision of Acquiror's Board of Directors to proceed with the Merger.

We became entitled to receive a fee upon our engagement and will receive a fee contingent upon the delivery of this opinion, and Acquiror has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. In the past, we have provided certain investment banking services to Acquiror for which we have been paid fees, including acting as co-manager for a secondary offering of Acquiror Common Stock. We maintain a market in the shares of Acquiror Common Stock. In the ordinary course of business, we may trade in Acquiror's securities for our own account and the account of our customers and, accordingly, may at any time hold a long or short position in Acquiror's securities.

Our opinion expressed herein is provided for the information of the Board of Directors of Acquiror in connection with its evaluation of the Merger. Our opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote, or take any other action, with respect to the Merger. This opinion may not be summarized, described or referred to or furnished to any party except with our express prior written consent.

Based upon and subject to the foregoing considerations, it is our opinion that, as of the date hereof, the Exchange Ratio is fair to Acquiror from a financial point of view.


                                     Very truly yours,

                                     /s/  BANCBOSTON ROBERTSON STEPHENS INC.